UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 14, 2005


                             Headwaters Incorporated
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-32459                  87-0547337
----------------------------         ------------         ----------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)


          10653 South River Front Parkway, Suite 300
          South Jordan, UT                                 84095
          ----------------------------------------       ----------
          (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (801) 984-9400


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
------------------------------------------------------

         In September 2005, Headwaters entered into two employment-related agreements with Scott K. Sorensen, who will become Headwaters Chief Financial Officer on October 1, 2005. The agreements are attached as exhibits 10.95 and 10.95.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.
--------------------------------------------------------------------------------

         On September 20, 2005, Headwaters announced the planned retirement of Steven G. Stewart as Chief Financial Officer, effective September 30, 2005, with continued employment as Headwaters' Treasurer through March 31, 2006. Scott K. Sorensen will become Headwaters' Chief Financial Officer on October 1, 2005. The press release is attached as exhibit 99.1.

         Scott K. Sorensen, 43, served as Vice President and Chief Financial Officer of Hillenbrand Industries, Inc. from March 2001 through July 2005. From February 1998 to February 2001, Mr. Sorensen was the Executive Vice President, Chief Financial Officer and Treasurer of Pliant Corporation (formerly Huntsman Packaging) and prior to that time served as the senior financial executive within two divisions of Westinghouse Electric Corporation / CBS and in various financial executive positions with Phelps Dodge Industries and McKinsey & Company, Inc. Mr. Sorensen graduated from the University of Utah in 1986 with an accounting degree and obtained an MBA degree from the Harvard Business School in 1990. Mr. Sorensen is currently serving as a member of the Board of Directors of Wabash National Corporation (NYSE - WNC). He was elected a director in March 2005 and serves on the Audit and Compensation Committees.

         The significant terms of Mr. Sorensen's employment arrangement are as follows.

         o        Annual salary of $290,000

         o Participation in Headwaters' Short-Term Incentive Bonus Plan and other benefit plans available to Headwaters' executives and employees

         o A grant of 100,000 stock appreciation rights under terms of Headwaters' 2003 Stock Incentive Plan and 2005 Long-Term Incentive Compensation Plan

         o Under certain circumstances, and only if termination occurs within 12 months of employment, severance pay equal to salary earned during the period of employment, not to exceed 12 months of salary

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

         (c) Exhibits.

                  10.95: Offer of Employment dated September 12, 2005 between Scott K. Sorensen and Headwaters (received September 14, 2005)
                  10.95.1: Executive Severance Agreement dated September 20,
                           2005 between Scott K. Sorensen and Headwaters
                  99.1: Press release announcing change in Headwaters' Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 20, 2005                       HEADWATERS INCORPORATED
                                               (Registrant)


                                               By: /s/ Kirk A. Benson
                                                  -------------------------
                                                  Kirk A. Benson
                                                  Chief Executive Officer
                                                  (Principal Executive Officer)

                                      -3-